UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

Blockchain Holdings Capital Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 Lenox Road NE, 21st Floor, Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-682-2428

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On April 16, 2019, Blockchain Holdings Capital Ventures, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce that it had determined to discontinue the services of its independent registered public accounting firm, BF Borges CPA PC (“BF Borges”) and that it engaged the services of Turner, Stone & Company, L.L.P. At the time of the filing, the Company did not have the letter from BF Borgers to the Securities and Exchange Commission (the “SEC”) as required by Item 4.01. The Company is hereby filing this Current Report on Form 8-K/A (this “Amendment”) to include in Item 9.01, the Letter dated May 2, 2019 from BF Borges address to the SEC. This Amendment should be read in conjunction with the information set forth in the Original Form 8-K, which provides a more complete description of the changes in the independent public accounting firm.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On February 1, 2019, the Board of Directors of the Company, determined to select a new firm to serve as the Company’s independent registered public accounting firm. As a result, the Company determined to discontinue the services of BF Borgers as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2016 and December 31, 2017, respectively, and the subsequent interim periods through September 30, 2018, (i) BF Borgers expressed concerns as to the Company’s ability to continue as a going concern, (ii) there were no disagreements between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) BF Borgers advised the Company that its internal controls are not effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements.

The Company is providing a Letter dated May 2, 2019 from BF Borgers addressed to the SEC in which BF Borgers states to the SEC that it agrees with what is set forth in this Amendment with respect to the discontinuation of its services.

Item 9.01 Financial Statement and Exhibits.

Exhibit 16.1- Letter dated May 2, 2019 from BF Borgers CPA PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Holdings Capital Ventures, Inc.

Date: May 6, 2019	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO